UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      October 23, 2002

AirTran Holdings, Inc.
(Exact name of registrant as specified in its charter)
State of Incorporation:  Nevada

9955 AirTran Boulevard, Orlando, Florida  32827
(Address of principal executive offices)  (Zip Code)

(407) 251-5600
(Registrant's telephone number, including area code)

Commission file number: 1-15991     I.R.S. Employer Identification No: 58-2189551

AirTran Airways, Inc.
(Exact name of registrant as specified in its charter)
State of Incorporation:  Delaware

9955 AirTran Boulevard, Orlando, Florida  32827
(Address of principal executive offices)  (Zip Code)

(407) 251-5600
(Registrant's telephone number, including area code)

Commission file number: 333-37487-09     I.R.S. Employer Identification No: 65-0440712

Item 5.  Other Events
AirTran Holdings, Inc. is filing as Exhibit 99 to this Form 8-K a press release issued by AirTran Holdings, Inc. and AirTran Airways, Inc. on October 23, 2002 announcing financial results for the third quarter of 2002.

Item 7.  Financial Statements and Exhibits
  (c) Exhibits. The following exhibit is filed with this Report:

          99 - Press Release of AirTran Holdings, Inc. and AirTran Airways, Inc. (October 23, 2002)

Item 9.   Regulation FD
On October 23, 2002 members of AirTran Holdings, Inc. (the "Company") management held a conference call with investors to discuss the release of the Company's financial results for the third quarter of 2002 as well as certain information regarding estimates for 2002.

During this call, management noted the following among other things:

--	Total cash was $117.2 million at September 30, 2002.
--	Total debt was $233.8 million at September 30, 2002.
--	Total shareholders' equity was $43.2 million at September 30, 2002.
--

We expect to see a weak revenue environment characterized by low fares and continued excess capacity. While recent capacity reductions announced by some of the major air carriers will reduce excess capacity in part, we do not believe it will be sufficient to support significant increases in airfares.

--

We have hedged approximately 40 percent of our projected aircraft fuel needs in the fourth quarter of 2002 and first quarter of 2003. We are projecting an average fuel price between $0.90 and $1.00 per gallon for the fourth quarter of 2002.

--	Our income tax rate is projected to remain essentially zero for the remainder of the year.
--	Our non-fuel cost per available seat mile is expected to range between 6.5 cents and 6.8 cents.
--	Available seat miles are expected to grow approximately 30 percent to 35 percent during the fourth quarter of 2002.
--

We reached an agreement with The Boeing Company for the delivery of 22 used and one new Boeing 717 aircraft during 2003. Boeing Capital Corporation will finance all of the 2003 deliveries. The agreement includes the return of aircraft deposits and restrictions regarding additional debt.

--	By the end of 2003 we expect to operate up to ten regional jets under the AirTran JetConnect brand.

The information contained in this Form 8-K, including Exhibit 99, contains forward-looking statements. Statements regarding the Company's expectations about future profitability, future revenue environment, capacity plan, business model and our ability to maintain or improve our costs are forward-looking statements and are not historical facts. Instead, they are estimates or projections involving numerous risks or uncertainties, including but not limited to, consumer demand and acceptance of services offered by the Company, the Company's ability to maintain current cost levels, fare levels and actions by competitors, regulatory matters and general economic conditions. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's annual report on Form 10-K for the year ended December 31, 2001. The Company disclaims any obligation or duty to update or correct any of its forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2002	AirTran Holdings, Inc. (Registrant) /s/ Stanley J. Gadek Stanley J. Gadek Senior Vice President, Finance, Treasurer and Chief Financial Officer (Principal Accounting and Financial Officer)

Date: October 24, 2002	AirTran Airways, Inc. (Registrant) /s/ Stanley J. Gadek Stanley J. Gadek Senior Vice President, Finance, Treasurer and Chief Financial Officer (Principal Accounting and Financial Officer)

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EXHIBIT 99

AirTran Holdings Reports Net Income of $1.2 Million
for Third Quarter 2002
- Unit Costs Decline By 8.8 Percent and Traffic Increases 28.8 Percent -

     ORLANDO, Fla. (October 23, 2002) -- AirTran Holdings, Inc. (NYSE: AAI), the parent company of AirTran Airways, Inc., today reported net income for the quarter ending September 30, 2002, of $1.2 million or $0.02 per diluted share versus a loss of $10.6 million or $0.15 per diluted share in the year-earlier period.

     Included in third quarter 2002 net income is a credit of $0.6 million or $0.01 per diluted share, representing an adjustment to amounts received under a government grant program. The third quarter of 2001 results included special items and non-recurring charges, net of tax, of $4.5 million or $0.06 per diluted share.

     "We are pleased to announce our second consecutive quarter of profitability and continued optimism for year-end financial success, following the events of last year," said Joe Leonard, chairman and chief executive officer. "We are deeply grateful to the growing numbers of loyal AirTran Airways customers and thank them for their continued support."

     During the third quarter, total operating revenue increased 21.6 percent to $183.2 million on a traffic increase of 28.8 percent as measured in revenue passenger miles. The company also served a record 2.4 million customers during this period. The third quarter of 2001 results were adversely impacted when the U.S. air traffic control system was shut down for several days in September.

     Capacity increased nearly 30 percent as AirTran Airways continued to introduce new fuel-efficient Boeing 717 aircraft and retire older DC-9s. During the quarter the company added five 717s and retired six DC-9s from service.

     Robert L. Fornaro, president and chief operating officer, said: "The third quarter of 2002 was one of our best quarters in terms of operational performance. While the new 717s made a significant contribution, our employees clearly put us over the top. I want to thank every member of the AirTran Airways family for their hard work and dedication to customer service. It's making a difference in the number of customers who return to AirTran Airways."

     Operating cost per available seat mile dropped 8.8 percent to 8.21 cents including a 0.9 percent increase in the year-over-year cost of fuel. Excluding the effect of higher fuel costs, AirTran Airways' unit costs declined 8.4 percent to 6.32 cents per mile.

     Stan Gadek, senior vice president finance and chief financial officer, said, "While the reduction in unit costs are impressive, they include a 179 percent increase in security and insurance expenses. Excluding the costs for the new security and insurance requirements, our non-fuel unit cost would have declined from 6.83 cents to 6.12 cents or 10.4 percent on a year-over-year basis. Clearly, our efforts to control costs combined with the improved operating efficiencies of the Boeing 717 are having a favorable impact."

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Highlights of the airline's recent accomplishments include:

--	Successfully launched new service to Kansas City, Mo., and announced new service to West Palm Beach, Fla. to begin in December
--	Announced November 15, 2002, launch of new regional jet product, AirTran JetConnect, that will serve shorter haul routes with Canadair Regional Jets
--	Delivery of five new Boeing 717s during the third quarter of 2002, with a current total of 62 planes (43 717s and 19 DC 9s) in the fleet
--	Received approval and support from the mayor and Atlanta City Council to build a $14.5 million, 56,700 square foot hangar at Hartsfield International Airport
--	Hired Susan Manfredi as vice president of inflight, a new position, to manage AirTran Airways' 1,000 flight attendants
--	Offered travel agents and corporate accounts the ability to electronically select, book, change and cancel ticket reservations on airtran.com
--	Forged a partnership with The Coca Cola Company and became the first airline to offer Vanilla Coke(R) and Dasani(R) Water onboard

     AirTran Holdings, Inc. will conduct a conference call to discuss quarterly earnings today at 10:00 a.m. Eastern. A live broadcast of the conference call will be available via the Internet at airtran.com.

     AirTran Airways provides affordable air travel with 388 flights a day to 40* cities throughout the eastern United States. The airline's hub is at Hartsfield Atlanta International Airport, the world's busiest airport (by passenger volume), where it is the second largest carrier operating 152 flights a day. AirTran Airways is a subsidiary of AirTran Holdings, Inc. (NYSE: AAI).

     Unlike other airlines, AirTran Airways never requires a roundtrip purchase or Saturday night stay. The airline offers a Business Class any business can afford, all-assigned seating, a generous frequent flier program, and a corporate program called A2B. For more information and reservations, visit airtran.com (America Online Keyword: AirTran), call your travel agent or AirTran Airways at 1-800-AIRTRAN (800-247-8726) or 770-994-8258 in Atlanta. For Spanish, call 1-877-581-9842. *West Palm Beach service begins Dec. 10, 2002.

     Editor's note: Statements regarding the Company's success, business model, and our ability to maintain or improve low costs are forward-looking statements and are not historical facts. Instead, they are estimates or projections involving numerous risks or uncertainties, including but not limited to, consumer demand and acceptance of services offered by the Company, the Company's ability to maintain current cost levels, fare levels and actions by competitors, regulatory matters and general economic conditions. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's annual report on Form 10-K for the year ended December 31, 2001. The Company disclaims any obligation or duty to update or correct any of its forward-looking statements.

5
AirTran Holdings, Inc. Consolidated Statements of Operations (In thousands, except per share data and statistical summary) (Unaudited)
	Three Months Ended September 30,		Percent
	2002	2001*	Change
Operating Revenues:
Passenger	$177,992	$146,850	21.2
Cargo	270	410	(34.1)
Other	4,889	3,417	43.1
Total operating revenues	183,151	150,677	21.6

Operating Expenses:
Salaries, wages and benefits	51,692	38,378	34.7
Aircraft fuel	40,657	34,757	17.0
Aircraft rent	19,631	9,297	111.2
Distribution	9,731	9,938	(2.1)
Maintenance, materials and repairs	9,446	15,270	(38.1)
Landing fees and other rents	10,847	8,979	20.8
Aircraft insurance and security services	7,259	2,598	179.4
Marketing and advertising	5,490	4,620	18.8
Depreciation	4,046	6,586	(38.6)
Other operating	17,372	18,255	(4.8)
Impairment loss	--	27,990	NM
Special charges	--	2,494	NM
Government grant	(640)	(30,251)	(97.9)
Total operating expenses	175,531	148,911	17.9
Operating Income	7,620	1,766	331.5

Other (Income) Expense:
Interest income	(549)	(1,257)	(56.3)
Interest expense	6,992	8,745	(20.0)
Convertible debt discount amortization	--	4,291	NM
SFAS 133 adjustment	--	(89)	NM
Other expense, net	6,443	11,690	(44.9)

Income (Loss) Before Income Taxes	1,177	(9,924)	--
Income Tax Expense	--	670	NM
Net Income (Loss)	$1,177	$(10,594)	--
	=======	=======
Earnings (Loss) per Common Share
Basic	$0.02	$(0.15)	--
Diluted	$0.02	$(0.15)	--

Weighted-average Shares Outstanding
Basic	70,615	68,690	2.8
Diluted	72,027	68,690	4.9

6

 AirTran Holdings, Inc.
Statistical Summary
(Unaudited)

 Three Months Ended
September 30,

Percent

2002

2001

Change

Third Quarter Statistical Summary: **

Revenue passengers

2,441,115

2,035,162

19.9

Revenue passenger miles (000s)

1,426,776

1,107,901

28.8

Available seat miles (000s)

2,144,572

1,651,105

29.9

EBITDAR

$

30,657

$

17,882

71.4

Operating margin

3.8

%

1.3

%

2.5

pts.

Net margin

0.3

%

(4.1

)

%

4.4

pts.

Block hours

60,785

47,919

26.8

Passenger load factor

66.5

%

67.1

%

(0.6

)

pts.

Break-even load factor

66.3

%

69.6

%

(3.3

)

pts.

Average fare

$

72.91

$

72.16

1.0

Average yield per RPM

12.48

¢

13.25

¢

(5.8

)

Passenger revenue per ASM

8.30

¢

8.89

¢

(6.6

)

Operating cost per ASM

8.21

¢

9.00

¢

(8.8

)

Non-fuel operating cost per ASM

6.32

¢

6.90

¢

(8.4

)

Average cost of aircraft fuel per gallon

92.60

¢

91.74

¢

0.9

Weighted-average number of aircraft

64

60

6.7

 *
**

Certain 2001 amounts have been reclassified to conform with 2002 presentation.

Where appropriate, statistical calculations for 2002 exclude a government grant of $0.6 million.  Statistical calculations for 2001 exclude impairment loss, special charges, government grant and debt discount on convertible debt of $28.0 million, $2.5 million, $30.3 million and $4.3 million, respectively.

7

 AirTran Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except per share data and statistical summary)
(Unaudited)

 Nine Months Ended
September 30,

Percent

2002

2001*

Change

Operating Revenues:

Passenger

$

519,364

$

517,232

0.4

Cargo

926

1,704

(45.7

)

Other

12,810

11,247

13.9

Total operating revenues

533,100

530,183

0.6

Operating Expenses:

Salaries, wages and benefits

147,872

119,236

24.0

Aircraft fuel

113,506

109,351

3.8

Aircraft rent

49,751

23,365

112.9

Distribution

32,931

36,231

(9.1

)

Maintenance, materials and repairs

35,096

56,540

(37.9

)

Landing fees and other rents

31,565

27,156

16.2

Aircraft insurance and security services

21,805

8,335

161.6

Marketing and advertising

16,602

14,845

11.8

Depreciation

12,661

22,838

(44.6

)

Other operating

55,109

51,791

6.4

Impairment loss/lease termination

--

46,069

NM

Special charges

--

2,494

NM

Government grant

(640)

(30,251

)

(97.9

)

Total operating expenses

516,258

488,000

5.8

Operating Income

16,842

42,183

(60.1

)

Other (Income) Expense:

Interest income

(1,602

)

(4,456

)

(64.0

)

Interest expense

21,845

29,679

(26.4

)

Convertible debt discount amortization

--

4,291

NM

SFAS 133 adjustment

(5,857

)

(2,701

)

116.8

Other expense, net

14,386

26,813

(46.3

)

 Income Before Income Taxes and Cumulative
Effect of Change in Accounting Principle

2,456

15,370

(84.0

)

Income Tax Expense (Benefit)

(786

)

3,312

--

 Income Before Cumulative Effect of Change
in Accounting Principle

3,242

12,058

(73.1

)

 Cumulative Effect of Change in Accounting Principle,
Net of Tax

--

(657

)

NM

Net Income

$

3,242

$

11,401

(71.6

)

=======

=======

Basic Earnings per Common Share

 Earnings before cumulative effect of change
in accounting principle

$

0.05

$

0.18

(72.2

)

Cumulative effect of change in accounting principle

--

(0.01

)

NM

Earnings per common share, basic

$

0.05

$

0.17

(70.6

)

=======

=======

Diluted Earnings per Common Share

 Earnings before cumulative effect of change
in accounting principle

$

0.04

$

0.17

(76.5

)

Cumulative effect of change in accounting principle

--

(0.01

)

NM

Earnings per common share, diluted

$

0.04

$

0.16

(75.0

)

=======

=======

Weighted-average Shares Outstanding

Basic

70,213

67,226

4.4

Diluted

73,492

74,664

(1.6

)

8

AirTran Holdings, Inc.
Statistical Summary
(Unaudited)

 Nine Months Ended
September 30,

Percent

2002

2001

Change

Nine Month Statistical Summary: **

Revenue passengers

7,144,586

6,449,334

10.8

Revenue passenger miles (000s)

4,111,647

3,489,731

17.8

Available seat miles (000s)

6,036,761

4,944,408

22.1

EBITDAR

$

78,614

$

106,698

(26.3

)

Operating margin

3.0

%

11.4

%

(8.4

)

pts.

Net margin

0.5

%

6.3

%

(5.8

)

pts.

Block hours

174,024

145,256

19.8

Passenger load factor

68.1

%

70.6

%

(2.5

)

pts.

Break-even load factor

67.9

%

65.4

%

2.5

pts.

Average fare

$

72.69

$

80.20

(9.4

)

Average yield per RPM

12.63

¢

14.82

¢

(14.8

)

Passenger revenue per ASM

8.60

¢

10.46

¢

(17.8

)

Operating cost per ASM

8.56

¢

9.50

¢

(9.9

)

Non-fuel operating cost per ASM

6.68

¢

7.29

¢

(8.4

)

Average cost of aircraft fuel per gallon

89.66

¢

96.35

¢

(6.9

)

Weighted-average number of aircraft

62

57

8.8

 *
**

Certain 2001 amounts have been reclassified to conform with 2002 presentation.

Where appropriate, statistical calculations for 2002 exclude a government grant of $0.6 million.  Statistical calculations for 2001 exclude impairment loss/lease termination, special charges, government grant and debt discount on convertible debt of $46.1 million, $2.5 million, $30.3 million and $4.3 million, respectively.

CONTACTS:

(Media)

 Tad Hutcheson
407.251.5578

(Financial)

 Arne Haak
407.251.3618

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